                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                           June 4, 2002 (June 3, 2002)

                     St. Mary Land & Exploration Company
             (Exact name of registrant as specified in its charter)

         Delaware                     000-20872                  41-0518430
(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)           Identification No.)

             1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

     On June 3, 2002, St. Mary Land & Exploration Company ("St. Mary")
engaged Deloitte & Touche LLP as St. Mary's new independent accountants. The
St. Mary audit committee and board of directors approved this new engagement.
Deloitte & Touche LLP replaces Arthur Andersen LLP, which as previously reported in St. Mary's Current Report on Form 8-K filed on May 30, 2002 was dismissed as St. Mary's independent accountants on May 23, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ST. MARY LAND & EXPLORATION COMPANY

Date:  June 4, 2002                      By: /S/ RICHARD C. NORRIS
                                            ---------------------------------
                                            Richard C. Norris
                                            Vice President - Finance